Exhibit 10.25

                             SUBSCRIPTION AGREEMENT
                             ----------------------

March 29, 2005

The Board of Directors
Rush Financial Technologies, Inc.
13355 Noel Road, Suite 300
Dallas, Texas 75240

Gentlemen:

1. Subscription. On the terms set forth below, the undersigned hereby subscribes for the shares of Common Stock (the "Shares") and Stock Purchase
Warrants (the "Warrants") in Rush Financial Technologies, Inc., a Texas corporation (the "Company") set forth on the Signature Page. In connection with such subscription, the undersigned hereby tenders to the Company two executed counterparts of this Subscription Agreement, together with a check acceptable to the Company in an amount equal to the full purchase price of the Shares and Warrants subscribed for hereunder as set forth on the Signature Page. The undersigned understands and agrees that the Company may decline to accept this subscription, in which case all instruments tendered herewith will be promptly returned. If the Company accepts this subscription, such acceptance will be signified by executing the acknowledgment on the appropriate page of each copy hereof tendered by the undersigned and causing one such acknowledged copy to be returned to the undersigned.

2. Delivery of Information. The undersigned acknowledges constructive receipt of the Company's disclosure materials on file with the Securities and Exchange Commission. In addition, the undersigned has received all other information deemed material by the Subscriber to the making of an informed decision whether to invest in the Company.

3. Representations, Warranties, and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company as follows:

       (a) The undersigned understands that the following information is being furnished to determine whether sales of the Shares may be made to the undersigned pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act") and applicable state securities laws. The undersigned understands that the information contained herein will be relied upon for purposes of such determination, and the Shares will not be registered under the 1933 Act in reliance upon the exemption from registration provided by Section 4(2) of the 1933 Act. The undersigned represents and warrants to the Company and its officers, directors, agents and employees that; (i) the information contained herein is complete and accurate and may be relied upon by such parties, and (ii) the undersigned will notify the Company immediately of any change in any of such information occurring prior to the closing of the purchase of any Shares by the undersigned. All information furnished herein or hereby is for the sole use of the Company and the Company's representatives and counsel, and will be held in confidence by such persons, except that this Agreement may be furnished to such parties as may be deemed desirable to establish compliance with federal, state or foreign securities laws.

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       (b)    The  undersigned has adequate net worth and means of providing for his/her current needs and possible personal contingencies, and the undersigned has no need, and anticipates no need in the foreseeable future, to sell the Shares for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, the undersigned is able to hold his/her Shares for an indefinite period of time and has a sufficient net worth to sustain a loss of his/her entire investment in the Company in the event such loss should occur. The overall commitment by the undersigned to investments that are not readily marketable is not disproportionate to his/her net worth, and his/her acquisition of Shares will not cause such overall commitment to become excessive. The undersigned is an "Accredited Investor" as defined by SEC Regulation D.

       (c) The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Shares.

       (d) The undersigned confirms that all documents, records, and books pertaining to the undersigned's proposed investment in the Company have been made available to the undersigned.

       (e) The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned.

       (f) The Shares for which the undersigned hereby subscribes will be acquired for the undersigned's own account for investment, and not with the view toward resale or redistribution in a manner which would require registration under the 1933 Act, and the undersigned does not now have any reason to anticipate any change in the undersigned's circumstances or other particular occasion or event which would cause the undersigned to sell his/her Shares.

       (g) The undersigned represents that it has been called to his/her attention, that an investment in the Shares involves a high degree of risk which may result in the loss of the total amount of the undersigned's investment.

       (h) The undersigned is now a bona fide individual resident of the state set forth herein, and the address and social security number or federal tax identification number set forth herein is the true and correct residence and social security number or federal tax identification number of the undersigned. The undersigned has no present intention of becoming a resident of any other state or jurisdiction.

       (i) The undersigned acknowledges that the Company has made available to the undersigned or the undersigned's personal advisors the opportunity to obtain additional information to verify the accuracy of the information contained in the disclosure materials and to evaluate the merits and risks of this investment, including, but not limited to, the income tax consequences of the investment. The undersigned represents that, by reason of his/her business and financial experience, the undersigned has acquired the capacity to protect his/her own interest in investments of this nature. In reaching the conclusion that the undersigned desires to acquire the Shares, the undersigned has carefully

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       evaluated  his/her  financial  resources and investment  position and the risks associated with this investment, and acknowledges that he/she is able to bear the economic risks of this investment.

       (j) The Shares and Warrants have been offered to the undersigned without any form of general solicitation or advertising of any type by or on behalf of the Company or any of its officers, directors, employees or agents, or any other person.

       (k) The undersigned understands that neither the Securities Exchange Commission nor any securities administrator of any state has made any finding or determination relating to the fairness of an investment in the Shares, and that neither the Securities Exchange Commission nor any securities administrator of any state has or will recommend or endorse any offering of the Shares.

4. Limitation on Transfer of Shares and Warrants. The undersigned acknowledges that he/she is aware that there are substantial restrictions on the transferability of the Shares and Warrants. The Shares and Warrants will not be registered under the 1933 Act or applicable state securities laws, and the Shares and Warrants may not be, and the undersigned agrees that they shall not be, sold, unless such sale is registered or exempt from such registration under the 1933 Act or state securities laws or regulations. The undersigned also acknowledges that he/she shall be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing an opinion in connection therewith. The Company agrees to include the listing of the Shares and Warrants in the next SEC Registration Statement filed by the Company, and intends to use its best efforts to make the Registration Statement effective.

5. Compliance with Securities Laws. The undersigned understands and agrees that the following restrictions and limitations are applicable to the undersigned's purchase and resale or other transfers of the Shares and Warrants pursuant to the 1933 Act.

       (a) The undersigned agrees that the Shares and Warrants shall not be sold or otherwise transferred unless the Shares and Warrants are registered under the 1933 Act and state securities laws, or are exempt therefrom.

       (b) A legend in substantially the following form has been or will be placed on the certificate(s) or other document(s), if any, evidencing the Shares and Warrants:

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER, OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

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       (c)    Stop  transfer  instructions  have  been or will be  imposed  with respect to the Shares and Warrants so as to restrict resale or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (b) above.

6. Registration Rights. If at any time the Company shall prepare and file one or more registration statements under the Act with respect to a public offering of equity or debt securities of the Company, or of any such securities of the Company held by its security holders, other than a registration statement on Forms S-4, S-8, or similar form, the Company will include in any such registration statement such information as is required, and such number of shares of Common Stock held by the undersigned to permit a public offering of such shares of Common Stock as required; provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of the shares requested to be registered, when added to the securities being registered by the Company or the selling security holder(s), would exceed the maximum amount of the Company's securities that can be marketed without otherwise materially and adversely affecting the entire offering, then the Company may exclude from such offering that portion of the shares required to be so registered so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering. The Company shall use its best efforts to obtain promptly the effectiveness of such registration statement and maintain the effectiveness thereof for at least 180 days and to register or qualify the subject shares of Common Stock underlying this Warrant for sale in up to five
(5) states identified by the undersigned. The Company shall bear all fees and expenses other than the fees and expenses of the undersigned's counsel incurred in the preparation and filing of such registration statement and related state registrations, to the extent permitted by applicable law, and the furnishing of copies of the preliminary and final prospectus thereof to the undersigned.

IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her subscription for the Shares and Warrants set forth below:

Number of Shares (at $0.24 per Share):  1,458,333
Number of Stock Purchase Warrants (at $0.24 per Share):  1,458,333

Total subscription amount:   $350,000

Shares and Warrants to be registered as follows:     Bonanza Master Fund, Ltd.
                                                     ---------------------------
                                                             (Owner Name)

300 Crescent Court, Suite 1740                       /s/ Bernay Box
-------------------------------------                ---------------------------
Address                                              Signature

Dallas, Texas 75201                                  Bernay Box
-------------------------------------                ---------------------------
                                                     Name(s) typed or printed
98-0371835
-------------------------------------
Tax I.D. or Social Security Number



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.................................................................................

Subscription Accepted:

                                            RUSH FINANCIAL TECHNOLOGIES, INC.



 March 30, 2005                             By:  /s/ D. M. Moore, Jr.
-----------------------                        ---------------------------------
Date                                             D.M. Moore, Jr., President

















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